UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2018

OPES ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-38417	82-2418815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Park Plaza Torre I

Javier Ramos Sierra 540, Of. 103

Col. Santa Fe

01210 México City, México

(Address of Principal Executive Offices) (Zip Code)

+52 (55) 5992-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2018, Jack Landsmanas Stern advised the Board of Directors of Opes Acquisition Corp. (the “Company”) that he was resigning as a member of the Board of Directors, effective immediately. Mr. Landsmanas Stern’s resignation was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

Immediately following Mr. Landsmanas Stern’s resignation, the Company’s Board of Directors appointed Rodrigo Lebois Mateos to fill the vacancy created by the resignation. Mr. Lebois Mateos founded Unifin Financiera, S.A.B. de C.V., SOFOM, ENR, one of the leading publicly traded (non-bank) leasing companies in Mexico and Latin America, in 1993 and since that time has served as its Chairman of the Board. Since 1993, he has also been the President of Fundación Unifin, A.C. and Chairman of the board of Unifin Corporativo, S.A. de C.V., Unifin Credit, S.A. de C.V., Unifin Autos, S.A. de C.V., and Aralpa Capital, S.A. de C.V. He also has been Director of Unifin Financiera, S.A.B. de C.V., S.O.F.O.M. E.N.R. since 1993. In 2013, he also founded Aralpa Capital, S.A. de C.V., a private equity fund focused in direct or indirect private equity investments in several industries in Mexico and abroad, including telecommunications, wholesale distribution, construction, real estate and technology. He has also been a Director of Maxcom Telecomunicaciones S.A.B. de C.V. since April 2016. Prior to the creation of Unifin in 1993, Mr. Lebois Mateos held several positions with car dealers, including as General Manager and member of the board of directors of Grupo Ford Satélite. He also served as President of the National Association of Nissan Car Dealers (ANDANAC), and a board member of Sistema de Crédito Automotriz, S.A. de C.V. (SICREA) and Arrendadora Nimex. Mr. Lebois Mateos completed studies in business administration from Universidad Anahuac in Mexico City.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2018

OPES ACQUISITION CORP.

By:	/s/ Miguel Angel Villegas
Name: Miguel Angel Villegas
Title: Chief Financial Officer

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